UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 21, 2005

MARTIN MIDSTREAM PARTNERS L.P.

(Exact name of Registrant as specified in its charter)

DELAWARE	000-50056	05-0527861
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

4200 STONE ROAD KILGORE, TEXAS (Address of principal executive offices)	75662 (Zip code)

Registrant’s telephone number, including area code: (903) 983-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

     On July 21, 2005, Martin Midstream Partners L.P. (the “Partnership”) issued a press release announcing that on August 15, 2005 it will pay a quarterly distribution of $0.55 per unit to its common and subordinated unitholders of record as of the close of business on August 1, 2005. A copy of the press release is furnished as an exhibit to this Current Report.

     In accordance with General Instruction B.2 of From 8-K, the information set forth in this Item 7.01 and in the attached exhibit shall be deemed to be “furnished” and not be deemed to be “filed” for purposes of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

     In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit is deemed to be “furnished” and not be deemed to be “filed” for purposes of the Exchange Act.

EXHIBIT
NUMBER		DESCRIPTION

99.1	—	Press release dated July 21, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P.
	By:	Martin Midstream GP LLC
Its General Partner

Date: July 21, 2005	By:	/s/ Robert D. Bondurant
Robert D. Bondurant,
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION

99.1	—	Press release dated July 21, 2005.

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